Investor Presentation March 2007 Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage;
operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;

Special Note Regarding Forward Looking Statements (cont.)
increased competition in our markets; declining prices for our services;
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint
Nextel ("Sprint"); a potential increase in the roaming rates we pay;
wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites;
the rates of penetration in the wireless telecommunications industry; our capital requirements; governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the control over us by our two largest stockholders, CVC and
Quadrangle; provisions in our charter documents and Delaware law;
expenses of becoming a public company; the requirement to comply with
Section 404 of the Sarbanes-Oxley Act; and other unforeseen difficulties that may occur. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports on Forms
10-K.

Company Overview #

Regionally-Focused Service Provider
Average of 23.0 MHz of spectrum
5.2 million covered POPs
367K
(1)
retail subscribers (YoY increase of
9%)
Wholesale revenues (primarily Sprint Nextel
agreement) increased 24% YoY to $78
15% YoY Revenue growth
25% YoY Adjusted EBITDA growth
35% YTD Adjusted EBITDA margin (versus
32% one year ago)
35% Adjusted EBITDA margin in 4Q06
(versus 30% in 4Q05)
45K RLEC lines, 94% DSL coverage
47K CLEC lines, 99% commercial or institutional
17K broadband ports
5% YoY Revenue growth
5% YoY Adjusted EBITDA growth
56% YTD Adjusted EBITDA margin
Substantial free cash flow
Wireless ($322 Revenue / $112 EBITDA)
(1)
Wireline ($117 Revenue / $65 EBITDA)
(1)
Other NTELOS Retail Territories
NTELOS Retail / Sprint Nextel Wholesale Territories
Norfolk
Outer Banks
Washington, DC
Martinsville
Roanoke
Richmond
Charleston
Hagerstown
Morgantown
Winchester
Clarksburg-
Elkins
Bluefield
Beckley
Staunton-
Waynesboro
Charlottesville
Fredericksburg
Lynchburg
Huntington
Ashland
Harrisonburg
Fairmont
Danville
To Carlisle, PA
(1) As of or for the year ended December 31, 2006.
($ in millions)
Columbus, OH
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
Norfolk
Ashland
Bluefield Richmond
Logan
Beckley
Wash, D.C.
Cumberland
Morgantown
Clarksburg-
Elkins
Fairmont
Charlottesville
Danville
Lynchburg
Martinsville
Roanoke
Staunton-
Waynesboro
Harrisonburg
Winchester
Charleston
Huntington
Kingsport-
Johnson City-
Bristol

$20
$66
$87
$121
$147
$172
39%
37%
28%
24%
9%
35%
0
50
$100
$150
$200
2001 2002 2003 2004 2005 2006
$440
$392
$342
$308
$279
$225
0
100
200
300
400
$500
2001 2002 2003 2004 2005 2006
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance

NTELOS Retail Branded Strategy
Wholesale MVNO Strategy
NTELOS NATION
NTELOS Unlimited
NTELOS
In Advance
nTelos
CDMA
Network
Sprint
Together with NEXTEL
Virgin
mobile
EarthLink
movida
moviliza tu vida
Cable
Partnerships

7 Two-Pronged Wireless Growth Strategy Leverage multiple brands and distribution clout over one network to drive economic returns.

$112
$15
$33
$66
$90
17%
28%
32%
35%
9%
0
20
40
60
80
$100
$120
2002 2003 2004 2005 2006
Revenue
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
$244
$217
$183
$167
$138
$78
$63
$52
$33
$34
$322
$280
$235
$200
$172
0
50
100
150
200
250
300
$350
2002 2003 2004 2005 2006
Retail   Wholesale

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“Complete Nationwide Coverage”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
70 branded retail locations
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance
Improves economics for NTELOS national plans
Focus on higher value rate plans
Emphasis on Post-Pay and nAdvance spending limit plans
Expansion of data products and services

$2.71
$50.88
$50.67
$1.84
$52.51
$53.59
40
50
$60
12 Mo 2005 12 Mo 2006
Voice   Data
Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)
367
336
250
300
350
400
12/31
2005
12/31
2006

NTELOS’ Retail Products Target Local Customers
Contribution
Long Distance, Roaming, Features
1- or 2-Year Service Contract
Allows Shared Lines
Nationwide Roaming options
Traditional Prepay or Paid in Advance
Service
No Credit Check
Fixed Buckets of Minutes
Long Distance, Features Available
Description Products
PostPay
PrePay
73% of Total Subs
$54.84 YTD ARPU
Nationwide – 30% of
4Q 2006 gross adds
83% under contract
27% of Total Subs
$49.95 YTD ARPU

41%
52%
49%
45%
41%
30
40
50
60%
2002 2003 2004 2005 2006
$22.44 $22.34
$31.25
$30.07
$52.51 $53.59
0
10
20
30
40
50
$60
12 Mo 2005 12 Mo 2006
ARPU and Scale Drive Profit per Subscriber
Operating costs include wholesale costs; understates profit per retail customer.
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
ARPU/Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
$(.10)
Cash Profit/Subscriber Cash Cost/Subscriber
(1)

Retail Locations
NTELOS
Sprint
AT&T
Alltel
Verizon Wireless
T-Mobile

Churn %

Direct Distribution Model Improves Customer
Satisfaction
CPGA: YOY
2005 to 2006
Total Churn:
4Q05 to 4Q06
Postpay Churn:
4Q05 to 4Q06
Extensive Retail Presence
(1)
CPGA ($)/Churn (%)
(1) As of January, 2007
$368
$357
3.2%
3.5%
2.3%
2.5%
200
300
400
$500
2005 2006
0
2
4
6
8%
19
28
19
23
22
28
6
11
12
18
25
9
13
18
17
34
39
48
58
70
0
10
20
30
40
50
60
70
80
VAE   VAW   WVA

nTelos

T-Mobile
alltel
nTelos
true blue wireless
U.S. Cellular
at&t
Sprint
Together with NEXTEL
verizon wireless

14 NTELOS has the best regional coverage and offers the best value. Uniquely Positioned Competitively Value National Full Range Comparative Regional Geographic Coverage Price Position

$34
$33
$52
$63
$78
0
20
40
60
$80
$100
2002 2003 2004 2005 2006
Wireless Wholesale Revenue
Strategic Network Alliance Leverages NTELOS
’
Network
Began with Horizon PCS in 1999
Sprint Nextel acquired 97K
Horizon subscribers in July 2004
Sprint Nextel Strategic Network
Alliance through at least July
2011
Benefits from Sprint Nextel
migration to CDMA
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.

Strategic Network Alliance with Sprint Nextel
MVNO arrangement covers 3 million POP footprint (WVA and VAW)
Agreement through July 2011; no overbuild before January 2011
Separate rate structure for services:
“Home” volume staggered rate reset annually on revenue yield
“Travel” rate (outcollect roaming) is flat rate per MOU
Data rate is flat rate per MB
Rates following price protection tied to Sprint Nextel revenue yield
Incentivizes continued Sprint Nextel growth in Home markets
Rates not below NTELOS allocated costs
Reciprocal voice and data roaming rates
No capital/technology upgrade requirements
“Most Favored Nation” pricing on long distance rates

Established, Stable Wireline Business
45,281 RLEC access lines (YoY 3%
decline)
Access revenues increased 11% YoY
EBITDA increased 9% YoY
Margin expansion driven by lower
operating costs
RLEC  ($61 Revenue / $47 EBITDA)
46,781 CLEC access lines (YoY 4%
increase)
Revenue growth YoY was 4%
Wholesale revenue increased 14% YoY
2,040 mile fiber-optic network
Broadband connections up 22% from
fourth quarter 2005.
Competitive
($56 Revenues / $18 EBITDA)
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
Note: As of and for the twelve months ended December 31, 2006
Greensboro, NC
Columbus, OH
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
Norfolk
To Carlisle, PA
Ashland
Bluefield Richmond
Logan
Beckley
Wash, D.C.
Cumberland
Morgantown
Clarksburg-
Elkins
Fairmont
Charlottesville
Danville
Lynchburg
Martinsville
Roanoke
Staunton-
Waynesboro
Harrisonburg
Winchester
Charleston
Huntington
Kingsport-
Johnson City-
Bristol
($ in millions)

Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
$57
$56
$53
$48
$61
$50
$50
$49
$54
$56
0
25
50
75
100
$125
2002 2003 2004 2005 2006
RLEC   Competitive
$98
$103 $105
$111
$117
$50
$58
$59
$62
$65
51%
56% 56%
56%
56%
0
10
20
30
40
50
60
$70
2002 2003 2004 2005 2006

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Cingular, Verizon, Qwest, US Cellular,
Verizon Wireless
No Voice
Competition
in RLEC
Region
DSL in 94% of footprint
Rapid Cable offers only broadband service in Alleghany County
Comcast offers only broadband service in Augusta and Botetourt
Counties
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Embarq
CLEC competition mainly from TelCove and Fibernet
Majority of CLEC customers are subject to multi-year agreements

Financial Overview #

$88
$98
$104
$105
$111
$117
$322
$280
$235
$200
$172
$127
$225
$279
$308
$342
$392
$440
0
100
200
300
400
$500
2001 2002 2003 2004 2005 2006
Wireless CAGR = 20%
Wireline CAGR  =   6%
Total Revenue
Wireless Drives Revenue Growth
($ in millions)
Wireless   Wireline   Other

Wireless Growth Enhances EBITDA/Margin Growth
Total Adjusted EBITDA
($ in millions)
Consol. Adjusted EBITDA Margin %
Wireless   Wireline   Other
$66
$90
$112
$15
$33
$58
$50
$59
$62
$65
$172
$147
$121
$87
$66
(30)
0
30
60
90
120
150
180
$210
2002 2003 2004 2005 2006
Wireless CAGR =  65%
Wireline CAGR  =    7%
39%
37%
35%
28%
23%
0
10
20
30
40
50%
2002 2003 2004 2005 2006

$20
$28
($8)
$29
$61
$58
$86
(20)
0
20
40
60
80
$100
$120
$140
2002 2003 2004 2005 2006
Discretionary CapEx
$78
$114
$20
$28
$32
$41
$36
$37
$49
$21
$17 $19
$20
$21
$3
$4
$6
$8
$6
0
20
40
60
80
100
$120
2002 2003 2004 2005 2006
$89
$60
$59
$73
$87
Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
Wireless   Wireline
Other Discretionary

Capitalization
(dollars in millions)
12/31/05
Proforma
2
12/31/06
Adjusted EBITDA
1
146.8 $      172.5 $
Cash and cash equivalents 28.1 $        44.2 $
1st lien senior secured credit facility 396.0 $      625.2 $
2nd lien senior secured credit facility 225.0 -
Capital leases 1.1 1.3
Total Debt
2
622.1 $      626.5 $
Total Debt Leverage Ratio 4.24 x 3.63 x
Net Debt
(total debt less cash and cash equivalents)
594.0 $      582.3 $
Net Debt Leverage Ratio 4.05 x 3.38 x
1
2
Adjusted EBITDA for 2005 and 2006 is actual.
Amount for 12/31/05 are proforma to exclude $135 million of floating rate notes paid off on April 15, 2006 with proceeds from the initial public offering.

Common Stock Ownership as of December 31, 2006
Shares (in 000s) % of Total
Quadrangle Entities 12,263                   29.2%
CVC Entities 12,269                   29.2%
Sub-total of Sponsors 24,532                   58.5%
NTELOS' Named Executive Officers 1,093                     2.6%
Public 16,341                   38.9%
Total Common Stock 41,965                   100.0%

Summary
Consistently Strong Financial Performance
Positive and growing Net Income
Accelerating Consolidated Free Cash Flow
Diversified Business Model
High Growth Wireless Business
Expanding retail subscriber base
Growing high-margin wholesale revenue
Strong Regional Wireline Business
Scalable Systems for Continued Expansion
Experienced Management Team

Appendix #

Adjusted EBITDA Reconciliation
($ in millions)
2001 2002 2003 2004 2005 2006
Consolidated
Operating Income (loss) ($30) ($416) $14 $55 $53 $60
Depreciation and Amortization 82 83 70 65 83 85
Capital and Operational Restructuring
Charges - 4 2 1 15 -
Accretion of Asset Retirement Obligation - - 1 1 1 1
Advisory Termination Fees - - - - - 13
Asset Impairment Charges - 403 1 - - -
Gain on Sale of Assets (32) (8) - - (9) -
Non-cash Compensation Charge - - - - 4 13
Adjusted EBITDA $20 $66 $87 $121 $147 $172

Adjusted EBITDA Reconciliation
($ in millions)
2002 2003 2004 2005 2006
Wireless
Operating Income (loss) ($410) ($15) $21 $32 $53
Depreciation and Amortization 61 48 45 57 58
Accretion of Asset Retirement Obligation - 1 1 1 1
Asset Impairment Charges 367 - - - -
Gain on Sale of Assets (3) - - - -
Adjusted EBITDA $15 $33 $66 $90 $112
Wireline
Operating Income (loss) $11 $37 $39 $36 $39
Depreciation and Amortization 18 21 20 25 26
Asset Impairment Charges 21 - - - -
Adjusted EBITDA $50 $58 $59 $61 $65

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
Dec. 31, 2005 Dec. 31, 2006 Dec. 31, 2005 Dec. 31, 2006
Average Revenue per Handset/Unit (ARPU)
1
(dollars in thousands except for subscribers and ARPU)
Wireless communications revenue
73,149 $            83,933 $            280,303 $          322,329 $
Less: Equipment revenue from sales to new customers (2,819) (3,677) (11,997) (15,063)
Less: Equipment revenue from sales to existing customers (1,468) (1,472) (4,135) (5,079)
Less: Wholesale revenue (16,883) (20,939) (62,651) (77,747)
Plus (Less): Other revenues, eliminations and adjustments 259 167 1,192 778
Wireless gross subscriber revenue 52,238 $            58,012 $            202,712 $          225,218 $
Less:  Paid in advance subscriber revenue (10,921) (14,263) (42,104) (52,648)
Plus (Less): adjustments (350) (303) (1,422) (1,124)
Wireless gross postpay subscriber revenue 40,967 $            43,446 $            159,186 $          171,446 $
Average subscribers 330,106 360,526 321,719 350,235
Total ARPU 52.75 $              53.64 $              52.51 $              53.59 $
Average postpay subscribers 250,684 264,460 243,772 260,530
Postpay ARPU 54.47 $              54.76 $              54.42 $              54.84 $
Wireless gross subscriber revenue 52,238 $            58,012 $            202,712 $          225,218 $
Less: Wireless voice and other feature revenue (50,041) (54,890) (195,591) (213,824)
Wireless data revenue 2,197 $              3,122 $              7,121 $              11,394 $
Average subscribers 330,106 360,526 321,719 350,235
Total Data ARPU 2.22 $                 2.89 $                 1.84 $                 2.71 $
Wireless gross postpay subscriber revenue 40,967 $            43,446 $            159,186 $          171,446 $
Less: Wireless postpay voice and other feature revenue (38,999) (40,777) (152,704) (161,687)
Wireless postpay data revenue 1,968 $              2,669 $              6,482 $              9,759 $
Average postpay subscribers 250,684 264,460 243,772 260,530
Postpay data ARPU 2.62 $                 3.36 $                 2.22 $                 3.12 $
Year Ended: Three Months Ended:

CPGA Reconciliation
Dec. 31, 2005 Dec. 31, 2006 Dec. 31, 2005 Dec. 31, 2006
Year Ended: Three Months Ended:
($ in thousands, except for subscribers and  CPGA data)
Cost of wireless sales 14,357 $             17,902 $             57,284 $             68,413 $
Less: access, roaming, and other cost of sales (7,990)                  (10,820)               (31,686)               (40,332)
Merchandise cost of sales 6,367 $               7,082 $               25,598 $             28,081 $
Total customer operations
26,166 $             26,061 $             92,600 $             99,998 $
Less Wireline and other segment expenses (4,110)                  (3,954)                  (14,580)               (16,619)
Less: Wireless customer care, billing, bad debt and other expenses (8,987)                  (9,665)                  (33,229)               (37,611)
Sales and marketing 13,069 $             12,442 $             44,791 $             45,768 $
Merchandise cost of sales 6,367 $               7,082 $               25,598 $             28,081 $
Sales and marketing 13,069                12,442                44,791                45,768
Less: Merchandise sales (2,819)                  (3,743)                  (11,997)               (15,198)
Total CPGA costs 16,617 $             15,781 $             58,392 $             58,651 $
Gross subscriber additions 43,187                44,591                158,728              164,375
CPGA
385 $                   354 $                   368 $                   357 $

CCPU Reconciliation
Dec. 31, 2005 Dec. 31, 2006 Dec. 31, 2005 Dec. 31, 2006
Year Ended: Three Months Ended:
($ in thousands, except for subscribers and CCPU data)
Maintenance and support 18,450 $             20,252 $             68,746 $             78,016 $
Less Wireline, other segment expenses (8,787)                  (9,231)                  (32,584)               (36,432)
Wireless maintenance and support 9,663 $               11,021 $             36,162 $             41,584 $
Corporate operations 8,766 $               6,225 $               30,619 $             34,398 $
Less Wireline, other segment, and corporate expenses (3,870)                  (2,298)                  (11,491)               (17,487)
Wireless corporate operations 4,896 $               3,927 $               19,128 $             16,911 $
Wireless maintenance and support 9,663 $               11,021 $             36,162 $             41,584 $
Wireless corporate operations 4,896                   3,927                   19,128                16,911
Wireless customer care, billing, bad debt and other expenses 8,987                   9,665                   33,229                37,611
Wireless access, roaming, and other cost of sales 7,990                   10,820                31,686                40,332
Equipment revenue from sales to existing customers (1,468)                  (1,472)                  (4,135)                  (5,079)
Total CCPU costs 30,068 $             33,961 $             116,070 $           131,359 $
Average subscribers 330,105              360,526              321,719              350,235
CCPU 30.36 $               31.40 $               30.07 $               31.25 $

Summary of Operating Results

($ in thousands)

	Three Months Ended:								Year Ended:	
	Mar 31, 2005[1]	June 30, 2005[1]	Sep 30, 2005	Dec 31, 2005	Mar 31, 2006	June 30, 2006	Sept 30, 2006	Dec 31, 2006	Dec 31, 2005[1]	Dec 31, 2006
Operating Revenues										
Wireless PCS Operations	$ 65,643	$ 69,425	$ 72,088	$ 73,149	$ 77,575	$ 79,588	$ 81,233	$ 83,933	$ 280,303	$ 322,329
Subscriber Revenues	*46,601*	*50,199*	*52,194*	*51,785*	*54,252*	*55,199*	*56,500*	*57,612*	*200,779*	*223,563*
Wholesale/Roaming Revenues, net	*14,610*	*15,308*	*15,850*	*16,883*	*18,287*	*19,175*	*19,346*	*20,939*	*62,651*	*77,747*
Equipment Revenues	*4,244*	*3,716*	*3,886*	*4,287*	*4,829*	*5,002*	*5,162*	*5,150*	*16,133*	*20,143*
Other Revenues	*188*	*202*	*156*	*194*	*207*	*212*	*225*	*232*	*740*	*876*
Wireline Operations[3]										
RLEC	14,361	13,668	13,998	14,962	14,720	14,843	15,711	15,493	56,988	60,767
Competitive Wireline	12,772	13,544	13,962	13,739	13,784	14,081	14,077	14,216	54,017	56,158
Wireline Total	27,133	27,212	27,957	28,701	28,504	28,924	29,788	29,709	111,003	116,925
Other Operations	277	190	222	223	188	227	203	204	912	822
	$ 93,053	$ 96,827	$ 100,265	$ 102,073	$ 106,267	$ 108,739	$ 111,224	$ 113,846	$ 392,218	$ 440,076
Operating Expenses										
(before depreciation & amortization, accretion of asset retirement obligations, asset write-down and impairment charges, gain on sale of assets, termination of advisory agreements, operational and capital restructuring charges and non-cash compensation, a on & amortization.										
Wireless PCS Operations	$ 45,251	$ 45,993	$ 48,379	$ 50,972	$ 49,622	$ 51,876	$ 53,831	$ 54,958	$ 190,595	$ 210,287
Cost of Sales - Equipment	*6,558*	*6,357*	*6,316*	*6,367*	*7,002*	*6,984*	*7,013*	*7,081*	*25,598*	*28,080*
Cost of Sales - Access & Other	*7,124*	*8,330*	*8,242*	*7,990*	*8,787*	*8,980*	*10,735*	*10,821*	*31,686*	*40,333*
Maintenance and Support	*8,433*	*8,424*	*8,453*	*8,663*	*9,843*	*10,592*	*10,629*	*11,021*	*36,183*	*41,584*
Customer Operations	*18,544*	*18,103*	*19,317*	*22,056*	*19,566*	*20,627*	*21,078*	*22,109*	*78,020*	*83,380*
Corporate Operations	*4,402*	*4,779*	*5,052*	*4,896*	*4,415*	*4,793*	*4,379*	*3,926*	*19,129*	*16,910*
Wireline Operations[3]										
RLEC	3,426	3,426	3,622	3,673	3,377	3,581	3,663	3,534	14,147	14,155
Competitive Wireline	8,556	8,697	8,762	9,038	9,398	9,186	9,461	9,678	35,053	37,723
Wireline Total	11,982	12,123	12,384	12,711	12,775	12,767	13,124	13,212	49,200	51,878
Other Operations[2]	1,019	1,244	1,532	1,843	1,474	1,347	1,264	1,338	5,638	5,423
	$ 58,252	$ 59,360	$ 62,295	$ 65,526	$ 63,871	$ 65,990	$ 68,219	$ 69,508	$ 245,433	$ 267,588
Adjusted EBITDA (a non-GAAP Measure)[4]										
Wireless PCS Operations	$ 20,392	$ 23,432	$ 23,707	$ 22,177	$ 27,953	$ 27,712	$ 27,402	$ 28,975	$ 89,708	$ 112,042
Wireline Operations										
RLEC	10,935	10,242	10,373	11,289	11,343	11,262	12,048	11,959	42,839	46,612
Competitive Wireline	4,216	4,847	5,200	4,701	4,386	4,895	4,616	4,538	18,964	18,435
Wireline Total	15,151	15,089	15,573	15,990	15,729	16,157	16,664	16,497	61,803	65,047
Other Operations[2]	(742)	(1,054)	(1,310)	(1,620)	(1,286)	(1,120)	(1,061)	(1,134)	(4,726)	(4,601)
	$ 34,801	$ 37,467	$ 37,970	$ 36,547	$ 42,396	$ 42,749	$ 43,005	$ 44,338	$ 146,785	$ 172,488
Capital Expenditures										
Wireless PCS Operations	$ 8,740	$ 9,907	$ 20,902	$ 16,542	$ 14,235	$ 14,583	$ 16,762	$ 13,829	$ 56,091	$ 59,409
Wireline Operations										
RLEC	749	2,347	1,288	3,780	2,901	2,547	1,847	1,567	8,164	8,862
Competitive Wireline	2,841	4,001	3,874	5,972	2,043	3,474	3,878	2,708	16,688	12,103
Wireline Total	3,590	6,348	5,162	9,752	4,944	6,021	5,725	4,275	24,852	20,965
Other Operations	1,725	2,021	2,113	2,370	1,247	2,084	1,033	1,869	8,229	6,233
	$ 14,055	$ 18,276	$ 28,177	$ 28,664	$ 20,426	$ 22,688	$ 23,520	$ 19,973	$ 89,172	$ 86,607
Adjusted EBITDA less Capital Expenditures										
Wireless PCS Operations	$ 11,652	$ 13,525	$ 2,805	$ 5,635	$ 13,718	$ 13,129	$ 10,640	$ 15,146	$ 33,617	$ 52,633
Wireline Operations										
Telephone (ILEC)	10,186	7,895	9,085	7,509	8,442	8,715	10,201	10,392	34,675	37,750
Unregulated	1,375	846	1,326	(1,271)	2,343	1,421	738	1,830	2,276	6,332
Wireline Total	11,561	8,741	10,411	6,238	10,785	10,136	10,939	12,222	36,951	44,082
Other Operations	(2,467)	(3,075)	(3,423)	(3,960)	(2,533)	(3,204)	(2,094)	(3,003)	(12,955)	(10,834)
	$ 20,746	$ 19,191	$ 9,793	$ 7,883	$ 21,970	$ 20,061	$ 19,485	$ 24,365	$ 57,613	$ 85,881

[1] For purposes of this discussion and to provide comparable period financial results, results of NTELOS Inc. from January 1 to May 1, 2005 have been combined with NTELOS Holdings Corp. results from May 2, 2005 to December 31, 2005. NTELOS Holdings Corp. hadc no operating activities prior to its acquisition of NTELOS Inc. on May 2, 2005.

[2] Other Operations expense includes fees paid under advisory agreements with CVC Management LLC and Quadrangle Advisors LLC whereby they provide advisory and other services to the Company for an annual advisory fee of $2.0 million. The Company recognized $0.3 million, $0.5 million and $0.5 million of advisory fees in the second, third and fourth quarters of 2005, respectively and $0.5 million for first quarter 2006. These advisory agreements were terminated in February 2006 for a termination fee of $12.9 $0.5 million a NTELOS Holdings Corp. Form 10-K for the year ended December 31, 2006 for further details.

[3] Wireline revenues were previously reported net of certain long distance network expenses in the Competitive segment. These expenses totaled $0.5 million for each quarter of 2005 and $0.6 million for each quarter of 2006 and have been reclassified to the maintenance and support caption in operating expenses for all periods presented.

[4] Please see earnings release schedules available on the Company's website or NTELOS Holdings Corp. SEC Filings for reconciliations of adjusted EBITDA to operating income and to net income.

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